UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2023

Tempo Automation Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39406 (Commission File Number)	92-1138525 (IRS Employer Identification No.)

2460 Alameda St., San Francisco, CA (Address of principal executive offices)	94103 (Zip Code)

(415) 320-1261
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TMPO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	TMPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Option Grants

On January 9, 2023, the Board of Directors (the “Board”) of Tempo Automation Holdings, Inc. (the “Company”) approved the grant of options covering shares of Company common stock (“Options”) under our 2022 Incentive Award Plan (the “2022 Plan”) to each of Joy Weiss, the Company’s Chief Executive Officer, Ryan Benton, the Company’s Chief Financial Officer, and Ralph Richart, the Company’s Chief Technology and Manufacturing Officer (collectively, the “executives”). The Options granted to Ms. Weiss and Messrs. Benton and Richart cover 250,000, 250,000 and 125,000, respectively, shares of the Company’s common stock.

Each Option has an exercise price per share equal to $1.32 (which is the closing price of the Company’s common stock on the date of grant) and will vest and become exercisable as to one-thirty-sixth of the shares of common stock subject thereto on each monthly anniversary of the applicable vesting start date thereafter, subject to the applicable executive’s continued service through the applicable vesting date.

The foregoing summary is qualified in its entirety by reference to the full text of the Stock Option Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Temporary Salary Reductions

On January 9, 2023, the Board approved reductions in the base salaries of the executives, beginning on January 9, 2023. The annual base salary of Ms. Weiss was reduced from $450,000 to $300,000, and the annual base salaries of Messrs. Benton and Richart were reduced from $375,000 to $300,000 and from $350,000 to $300,000, respectively. The Board believes such salary reductions are temporary, and expects to increase the executives’ annual base salaries to their respective pre-reduction levels in the future.

Item 9.01. Financial Statement and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1	Form of Stock Option Agreement under the Tempo Automation Holdings, Inc. 2022 Incentive Award Plan.

104	Cover Page Interactive Data File

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempo Automation Holdings, Inc.

Date: January 12, 2023	By:	/s/ Joy Weiss
	Name:	Joy Weiss
	Title:	Chief Executive Officer and Chairman